SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 10, 2004

EN POINTE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28052	75-2467002

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

100 N. Sepulveda Blvd., 19th Floor El Segundo, California	90245

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 725-5200

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None.
(b)	Pro Forma Financial Information: None.
(c)	Exhibits:

Exhibit
Number	Description
99.1	Press release of En Pointe Technologies, Inc. dated May 10, 2004.

Item 12. Results of Operations and Financial Condition.

     On May 10, 2004, En Pointe Technologies, Inc. issued a press release to report its financial results for the quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EN POINTE TECHNOLOGIES, INC.

Date: May 10, 2004	By:	/s/ Javed Latif

Javed Latif Chief Financial Officer

3

EXHIBIT INDEX

Exhibit		Sequential
Number	Description	Page No.
99.1	Press release of En Pointe Technologies, Inc. dated May 10, 2004.	3